UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2007 (April 16, 2007)
CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)
PENNSYLVANIA

(State or other jurisdiction of incorporation)

000-16084	23-2451943

(Commission file number)	(IRS employer ID)

90-92 South Main Street, Wellsboro, Pennsylvania	16901

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code —      (570) 724-3411
NONE

(Former name, address and fiscal year, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.
     On April 16, 2007, Citizens & Northern Corporation (NASDAQ: CZNC) issued a press release announcing that all regulatory and shareholder approvals necessary to complete its acquisition of Citizens Bancorp, Inc. have been received.
     A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
            99.1  Press Release issued April 16, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation
Date: April 16, 2007	/s/ Craig G. Litchfield
Craig G. Litchfield, Chairman, President and
Chief Executive Officer